Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	POS AM
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Entity Registrant Name	POWER SOLUTIONS INTERNATIONAL, INC.
Entity Central Index Key	0001137091
Entity Filer Category	Smaller Reporting Company

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash	$ 0	$ 0
Accounts receivable, net	29,523	16,282
Inventories, net	33,393	32,168
Prepaid expenses and other current assets	1,291	1,028
Deferred income taxes	1,814	687
Total current assets	66,021	50,165
Property, plant & equipment, net	3,611	2,883
Other noncurrent assets	1,451	2,305
TOTAL ASSETS	71,083	55,353
LIABILITIES AND STOCKHOLDERS' EQUITY
Income taxes payable	564	619
Current maturities of long-term debt and capital lease obligations	23	2,226
Line of credit	19,666	21,633
Accounts payable	27,574	17,210
Accrued liabilities	4,015	2,211
Total current liabilities	51,842	43,899
LONG-TERM OBLIGATIONS
Other noncurrent liabilities	116	189
Deferred income taxes	490	233
Private placement warrants	3,270
Long-term debt and capital lease obligations, net of current maturities	41	5,676
TOTAL LIABILITIES	55,759	49,997
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Series A convertible preferred stock - $0.001 par value. Authorized 114,000 shares. Issued and outstanding: -0- and 95,961 shares at December 31, 2011 and 2010, respectively.
Common stock - $0.001 par value. Authorized 50,000,000 shares. Issued and outstanding 9,064,537 and 312,500 shares at December 31, 2011 and 2010, respectively.	10
Additional paid-in-capital	10,154	7
Retained earnings	9,410	5,349
Treasury stock, at cost, 830,925 shares and -0- at December 31, 2011 and 2010, respectively.	(4,250)
TOTAL STOCKHOLDERS' EQUITY	15,324	5,356
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 71,083	$ 55,353

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Series A convertible preferred stock, par value	$ 0.001	$ 0.001
Series A convertible preferred stock, shares authorized	114,000	114,000
Series A convertible preferred stock, shares issued	0	95,961
Series A convertible preferred stock, shares outstanding	0	95,961
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	50,000,000	50,000,000
Common stock, shares issued	9,064,537	312,500
Common stock, shares outstanding	9,064,537	312,500
Treasury stock, at cost	830,925	0

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales	$ 154,969	$ 100,521	$ 82,902
Cost of sales	128,541	83,894	66,520
Gross profit	26,428	16,627	16,382
Operating expenses:
Research & development and engineering	4,713	3,846	2,721
Selling and service	6,666	5,465	4,519
General and administrative	5,244	3,250	3,065
Operating expenses	16,623	12,561	10,305
Operating income	9,805	4,066	6,077
Other (income) expense:
Interest expense	1,340	2,131	2,303
Loss on debt extinguishment	485
Other (income) expense, net	1,146
Other (income) expense	2,971	2,131	2,303
Income before income taxes	6,834	1,935	3,774
Income tax provision	2,773	366	1,387
Net income	4,061	1,569	2,387
Undistributed earnings	4,061	1,569	2,387
Series A Preferred Stock [Member]
Other (income) expense:
Undistributed earnings	2,513	1,510	2,297
Undistributed earnings per share - basic
Undistributed earnings per share - basic		$ 15.74	$ 23.94
Undistributed earnings per share - diluted
Undistributed earnings per share - diluted		$ 15.74	$ 23.94
Common Stock [Member]
Other (income) expense:
Undistributed earnings	$ 1,548	$ 59	$ 90
Weighted-average shares outstanding [Abstract]
Basic	3,512,534	312,500	312,500
Diluted	3,512,534	312,500	312,500
Undistributed earnings per share - basic
Undistributed earnings per share - basic	$ 0.44	$ 0.19	$ 0.29
Undistributed earnings per share - diluted
Undistributed earnings per share - diluted	$ 0.44	$ 0.19	$ 0.29
Preferred Shares [Member]
Weighted-average shares outstanding [Abstract]
Basic		95,961	95,961
Diluted		95,961	95,961

Consolidated Statements Of Changes In Stockholders' Equity (USD $) In Thousands	Preferred Stock [Member]	Common Stock [Member]	Common Stock Warrant [Member]	Additional Paid-In Capital [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Total
Balance at Dec. 31, 2008				$ 7		$ 1,393	$ 1,400
Net income						2,387	2,387
Balance at Dec. 31, 2009				7		3,780	3,787
Net income						1,569	1,569
1 for 32 reverse split (Restatement Adjustment [Member])		(10)		10
Balance at Dec. 31, 2010 (Originally Stated [Member])		10		(3)		5,349	5,356
Balance at Dec. 31, 2010				7		5,349	5,356
Net income						4,061	4,061
Reverse Recapitalization	(389)			9			(380)
Net proceeds from private placement	10,138		399				10,537
Conversion of preferred stock	(9,749)	10		9,739
Exercise of common stock warrant			(399)	399
Repurchase of common stock					(4,250)		(4,250)
Balance at Dec. 31, 2011		$ 10		$ 10,154	$ (4,250)	$ 9,410	$ 15,324

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 4,061	$ 1,569	$ 2,387
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	820	988	984
Deferred income taxes	(870)	(159)	38
Increase (decrease) in accounts receivable allowances	(249)	246	(120)
Change in valuation of private placement warrants	382
Loss on debt extinguishment	485
Loss on disposal of assets	6
(Increase) decrease in operating assets:
Accounts receivable	(12,992)	12,012	(9,572)
Inventories	(1,225)	(1,001)	(4,861)
Prepaid and other current assets	(410)	(533)	(72)
Other noncurrent assets	173	76	360
Increase (decrease) in operating liabilities:
Accounts payable	7,365	(9,255)	13,218
Accrued liabilities	1,609	463	(208)
Deferred revenue	(73)	189
Income taxes payable	(55)	(671)	1,234
Net cash (used in) provided by operating activities	(973)	3,924	3,388
Cash flows from investing activities:
Purchases of property, plant, equipment and other assets	(1,557)	(541)	(363)
Increase in cash surrender value of life insurance	(13)	(42)
Net cash used in investing activities	(1,570)	(583)	(363)
Cash flows from financing activities:
Increase (decrease) in cash overdraft	3,251	(120)	(718)
Net change in current line of credit	1,328	(776)	(592)
Initial proceeds from borrowings under current line of credit	18,338
Repayment of prior line of credit	(21,633)
Proceeds from long-term debt	43	95
Proceeds from issuance of preferred stock with warrants	18,000
Payments on long-term debt and capital lease obligations	(7,880)	(2,226)	(1,645)
Repurchase of common stock	(4,250)
Cash paid for transaction and financing fees	(4,654)	(314)	(70)
Net cash provided by (used in) in financing activities	2,543	(3,341)	(3,025)
Change in cash	0	0	0
Cash at beginning of the year	0	0	0
Cash at end of the year	0	0	0
Supplemental disclosures of cash flow information:
Cash paid for interest	1,163	1,899	1,772
Cash paid for income taxes	$ 3,695	$ 1,196	$ 234

Description Of The Company And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Description Of The Company And Summary Of Significant Accounting Policies [Abstract]
Description Of The Company And Summary Of Significant Accounting Policies

1. Description of the company and summary of significant accounting policies

Description of the company

Power Solutions International, Inc., a Delaware corporation, is the successor in the Migratory Merger (as defined below) to Power Solutions International, Inc., a Nevada corporation ("Power Solutions International" and "PSI" refer to Power Solutions International, Inc., a Nevada corporation, prior to the consummation of the Migratory Merger, and Power Solutions International, Inc., a Delaware corporation, following the consummation of the Migratory Merger). Power Solutions International, Inc., a Nevada corporation, was formerly known as Format, Inc. ("Format"), and prior to the consummation of the Reverse Recapitalization (as defined below), was engaged, to a limited extent, in EDGARizing corporate documents for filing with the Securities and Exchange Commission ("SEC") and in providing limited commercial printing services. On April 29, 2011, Format consummated a reverse acquisition transaction with The W Group, Inc. and its subsidiaries ("The W Group"), and The W Group remained as the surviving corporation of the reverse acquisition, becoming a wholly-owned subsidiary of Power Solutions International. Based upon the nominal operations and assets of Format immediately prior to the consummation of the reverse acquisition and the other transactions described in Note 3, "Reverse recapitalization of The W Group, private placement, reverse split and migratory merger," Format may be deemed to have been a "shell company" (as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended). Therefore, the reverse acquisition transaction has been accounted for as a reverse recapitalization and no goodwill or intangible assets have been recorded ("Reverse Recapitalization"). The W Group is the accounting acquiror in the Reverse Recapitalization because The W Group's former stockholders received the greater portion of the voting rights in the combined entity, and The W Group's senior management represents all of the senior management of PSI. Therefore, it is The W Group's historical financial position and results of operations that are presented in the consolidated financial statements, with The W Group's historical equity restated to reflect the originally issued and outstanding equity of Format, plus the equity issued by Power Solutions International, pursuant to the Reverse Recapitalization.

Upon the closing of the Reverse Recapitalization of The W Group, the Company succeeded to the business of The W Group, which is described below. In connection with the Reverse Recapitalization, effective April 29, 2011, Format changed its corporate name to Power Solutions International, Inc. Unless the context otherwise requires, the "Company" refers to The W Group prior to the closing of the Reverse Recapitalization on April 29, 2011, and Power Solutions International, as successor to the business of The W Group, following the closing of the Reverse Recapitalization.

On August 26, 2011, pursuant to the Migratory Merger, Power Solutions International, Inc., a Nevada corporation, merged into its newly-created, wholly-owned subsidiary Power Solutions International, Inc., a Delaware corporation, which effected its reincorporation into the State of Delaware from the State of Nevada and effected a reverse stock split of its common stock by converting each 32 shares of common stock of Power Solutions International, Inc., a Nevada corporation, into one share of common stock of Power Solutions International, Inc., a Delaware corporation, as the surviving entity in the Migratory Merger. See Note 3, "Reverse recapitalization of The W Group, private placement, reverse split and migratory merger," for a further description of the Migratory Merger and Reverse Split.

Nature of business operations

The Company is a global producer and distributor of a broad range of high performance, certified low emission, power systems for original equipment manufacturers of off-highway industrial equipment ("industrial OEMs"). The Company's customers include companies that are large, industry-leading and/or multinational organizations, and the Company is a sole source power system provider for most of its customers. The Company's products and services are sold predominantly to customers throughout North America, as well as to customers located throughout Asia and Europe.

The Company's power systems are highly engineered, comprehensive systems which, through its technologically sophisticated development and manufacturing processes, including its in-house design, prototyping, testing and engineering capabilities and its analysis and determination of the specific components to be integrated into a given power system (driven in large part by emission standards and cost restrictions required, or desired, to be met), allow the Company to provide to its customers power systems customized to meet specific industrial OEM application requirements, other technical specifications of customers and requirements imposed by environmental regulatory bodies. The Company's power system configurations range from a basic engine block integrated with appropriate fuel system components to completely packaged power systems that include any combination of cooling systems, electronic systems, air intake systems, fuel systems, housings, power takeoff systems, exhaust systems, hydraulic systems, enclosures, brackets, hoses, tubes and other assembled componentry. The Company currently obtains the engines which are integrated into its power systems from third party suppliers. The Company is currently conducting research and development for the purpose of designing and developing one of its engines in-house. Of the other components that the Company integrates into its power systems, a substantial portion consist of internally designed components and components for which the Company coordinates significant design efforts with third party suppliers, with the remainder consisting largely of parts that are sourced off-the-shelf from third party suppliers. Some of the key components (including all of the engines) embody proprietary intellectual property of the Company's suppliers. As a result of its design and manufacturing capabilities, the Company is able to provide to its customers a comprehensive power system which can be incorporated, using a single part number, directly into a customer's specified application. Capitalizing on its expertise in developing and manufacturing emission-certified power systems and through its access to the latest power system technologies, the Company believes that it is able to provide complete "green" power systems to industrial OEMs at a low cost and with fast design turnaround. In addition to the certified products described above, the Company sells diesel and non-certified power systems and aftermarket components.

Basis of presentation

The consolidated financial statements of Power Solutions International, Inc. present information in accordance with generally accepted accounting principles in the U.S. ("GAAP") and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) and reflect all adjustments necessary to present fairly the consolidated financial position, results of operations and cash flows of the Company, The W Group and its wholly-owned subsidiaries for the periods presented, including retroactive restatement to reflect the 1-for-32 Reverse Split approved by the stockholders in their vote on the Migratory Merger and Reverse Split which were effective August 26, 2011 (and described below in Note 3, "Reverse recapitalization of The W Group, private placement, reverse split and migratory merger"), as required in accordance with SEC Staff Accounting Bulletin (SAB) Topic 4C Equity Accounts — Change in Capital Structure, and Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 260, Earnings Per Share. Accordingly, the consolidated balance sheets presented herein reflect a reduction in the aggregate dollar value of common shares issued and outstanding, with a corresponding increase reflected in additional paid-in capital of approximately $0.01 million, as detailed in Note 14, "Stockholders' equity." Total authorized shares were unchanged by the Reverse Split. The consummation of the Migratory Merger and Reverse Split, effective on August 26, 2011, also triggered the automatic conversion of the shares of the Company's preferred stock to Company common stock. In accordance with ASC 260, the conversion of the Company's preferred stock is presented prospectively from August 26, 2011, in the Company's results as of and for the year ended December 31, 2011, resulting in a $9.7 million increase in additional paid in capital and elimination of the Series A Convertible Preferred Stock in the Company's consolidated balance sheet as of December 31, 2011, also detailed in Note 14, "Stockholders' equity." Earnings per share is calculated based upon the weighted average shares which reflect the conversion of the preferred shares to shares of the Company's common stock effective August 26, 2011, as restated for the Reverse Split.

Principles of consolidation

The consolidated financial statements include the accounts of The W Group, Inc., a wholly-owned subsidiary of Power Solutions International, Inc., and its wholly-owned subsidiaries, Power Production, Inc., Power Great Lakes, Inc., Power Solutions, Inc., Power Global Solutions, Inc., Auto Manufacturing, Inc., Torque Power Source Parts, Inc., XISync, LLC, PSI International, LLC, and Power Properties, L.L.C. Collectively, these entities produce and distribute off-highway industrial engines and provide aftermarket support for the industrial engine market. All intercompany balances and transactions have been eliminated in the consolidation.

Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

Revenue recognition

The Company recognizes revenue at the time title and risk of loss of inventory passes to the customer, which is typically upon shipment of goods. In certain cases, revenue is recognized upon billing for goods which are not immediately shipped at the request and for the convenience of the customer, otherwise known as a "bill and hold" arrangement. In these cases, revenue is recognized under the same terms and conditions as any other sale except that the products are held by the Company until the customer initiates the shipment of the product from the Company's warehouses. Transfer of the title and risk of loss pass to the customer, and there are no future performance obligations, at the time the bill and hold sale is recognized. Any product that has been sold under a bill and hold arrangement is segregated from the Company's owned inventory. As of December 31, 2010, the Company had $1,742,000 of undelivered product of which $391,000 was unpaid, and such product was shipped and the unpaid balance collected during 2011. The Company did not enter into any bill and hold arrangements during 2011.

The Company classifies shipping and handling charges billed to customers as revenue. Shipping and handling costs paid to others are classified as a component of cost of sales when incurred.

Inventories

Inventories consist primarily of engines and parts. Engines are valued at the lower of cost, as determined by specific serial number identification, or market value. Parts are valued at the lower of cost (first-in, first out) or market value. The Company writes down inventory for an estimated amount equal to the difference between the cost of the inventory and the estimated realizable value. Estimated realizable value for each item in inventory is based upon the Company's estimation of future demand for the quantity of inventory on hand. In determining an estimate of future demand, multiple factors are taken into consideration including (i) customer purchase orders and customer forecasted demand; (ii) historical sales/usage for each inventory item; and (iii) utilization within a current or anticipated future power system.

The components of inventory were as follows as of December 31:

	2011	2010
Raw material	$29,128	$26,156
Finished goods	4,265	6,012

Total	$33,393	$32,168

Accounts receivable and allowance for doubtful accounts

Accounts receivable are due under normal trade terms generally requiring payment within 30 to 45 days from the invoice date. A limited number of customers have terms which may extend up to 150 days from the invoice date. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management's best estimate of the amounts that will not be collected. Management specifically reviews all past due accounts receivable balances and, based on historical experience and an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected.

The activity in the Company's allowance for doubtful accounts as of December 31, was as follows:

	2011	2010
Balance at beginning of year	$340	$411
Charged to expense	69	4
Write-offs, net of recoveries	(269)	(75)

Balance at end of year	$140	$340

Cash overdrafts

Under the Company's cash management system, cash overdraft balances exist for the Company's primary disbursement accounts and such cash overdraft balances are classified within accounts payable on the Company's consolidated balance sheet. These overdrafts represent uncleared checks in excess of cash balances in the related bank accounts. Funds are transferred, from borrowings on the Company's line of credit, to cover cash overdrafts on an as-needed basis to pay for clearing checks.

Warranty costs

The Company offers a standard limited warranty on the workmanship of its products that in most cases covers defects for a period of (i) one year from the date of shipment or (ii) six months from the date products are placed into service, whichever occurs first. Warranties for certified emission products are mandated by the Environmental Protection Agency ("EPA") and/or the California Air Resources Board ("CARB") and are longer than the Company's standard warranty on certain emission related products. The Company's products also carry limited warranties from suppliers. Costs related to supplier warranty claims are borne by the supplier; the Company's warranties apply only to the modifications made to supplier base products. The Company's management estimates and records a liability, and related charge to income, for the warranty program at the time products are sold to customers. Estimates are based on historical experience and reflect management's best estimates of expected costs at the time products are sold. The Company makes adjustments to estimates in the period in which it is determined that actual costs may differ from initial or previous estimates.

The activity in the Company's warranty accrual as of December 31, was as follows:

	2011	2010
Balance at beginning of year	$277	$200
Charged to expense	697	492
Payments	(171)	(415)

Balance at end of year	$803	$277

Private placement warrants

For every share of the Company's common stock issuable upon conversion of preferred stock purchased in the private placement, each investor in the private placement also received a warrant to purchase one-half of a share of the Company's common stock, at an exercise price of $13.00 per share, as adjusted for the reverse split and subject to further adjustment for non-cash dividends, distributions, stock splits or other reorganizations or reclassifications of the Company's common stock. These warrants represent the right to purchase a total of 750,002 shares of the Company's common stock, but the private placement warrants were not exercisable prior to the reverse split. The private placement warrants are also subject to full ratchet anti-dilution protection, whereby, upon the issuance of shares of the Company's common stock at a price below the then-current exercise price of the private placement warrants (or the issuance of securities convertible into or exercisable for shares of the Company's common stock at a price below the then-current exercise price of the private placement warrants), subject to specified exceptions, the exercise price of the private placement warrants will be reduced to the effective price of the Company's common stock so issued (or issuable upon conversion of issued securities). The private placement warrants will expire on April 29, 2016.

The private placement warrants issued with the 18,000 shares of the Company's preferred stock had a fair value of $2,887,500 at the closing of the reverse recapitalization transaction and the private placement on April 29, 2011, determined based upon the agreed-upon exercise price of the private placement warrants; the purchase price for (value of) the Company's preferred stock and private placement warrants, in the aggregate as agreed upon with the investors in the private placement; and assessment of an appropriate risk-free interest rate of 2.1%, an anticipated volatility factor of 50.0%, and a zero percent dividend yield, all incorporated into the valuation using the Black-Scholes option pricing model. The Company determined that the five-year Treasury Bond yield was a reasonable assumption for a risk-free rate, and that an appropriate volatility rate would represent the upper end of the range of implied volatility of publicly traded call options of benchmark companies, which reflects the mid-range of their historical volatility. The Company's past history of not paying dividends and management's intentions to continue such a dividend policy resulted in a zero dividend yield assumption. The five-year term of the private placement warrants, the stated warrant exercise price of $13.00 per share, as adjusted for the reverse split, when the private placement warrants became exercisable, and the Company's common stock valuation of $10.08 per share (post-reverse split basis, when the private placement warrants became exercisable) comprise the balance of the inputs into the Company's Black-Scholes pricing model for the warrant valuation.

The liability for the private placement warrant is a fair value instrument as measured under ASC Topic 825, "Financial Instruments." As such, the private placement warrants liability is valued based upon unobservable inputs and thus is considered a "Level 3" financial instrument, the measurement of which involves various assumptions, as described in Note 8, "Fair Value of Financial Instruments". These assumptions include an assessment of the risk-free interest rate, an anticipated volatility factor, dividend yield and other assumptions. Since the date of issuance of the private placement warrants, the liability associated with these warrants has increased from $2.9 million at April 29, 2011 to $3.3 million at December 31, 2011.

Research & development and engineering costs

The Company expenses research & development and engineering costs when incurred except for initial emission certification costs which are capitalized and amortized over the estimated life of the certification. Research & development costs classified within research & development and engineering expenses in the consolidated statements of operations, consist primarily of wages related to engineering work and approximated $4.0 million, $3.0 million and $2.4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Concentrations

The Company maintains cash balances in various accounts at one financial institution in the Midwest. Interest-bearing accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250 thousand per institution and per depositor. In addition, FDIC insurance on noninterest-bearing accounts is unlimited through December 31, 2012. At December 31, 2011, the Company had no uninsured cash balances.

The Company is exposed to potential credit risks associated with its accounts receivable. The Company performs ongoing credit evaluations of its customers and generally does not require collateral on its accounts receivable. For certain non-U.S. trade receivables, the Company obtains trade credit insurance or requires letters of credit for those non-U.S. accounts for which trade credit insurance is not available or is insufficient. The Company has not experienced significant credit-related losses to date.

One customer ("Customer A") individually accounted for more than 10% of the Company's sales during one or more years from 2009 through 2011 and represented 15%, 19% and 25% of consolidated net sales in 2011, 2010, and 2009, respectively.

Two customers ("Customer A" referred to above, and "Customer E") individually accounted for more than 10% of consolidated accounts receivable at December 31, 2011. At December 31, 2010, three customers ("Customer A" referred to above, "Customer D" and "Customer C") individually accounted for more than 10% of consolidated accounts receivable. At December 31, 2011 and 2010, Customer A represented 12% and 12% of consolidated accounts receivable, respectively. Customer D represented 10% and 12% of consolidated accounts receivable at December 31, 2011 and 2010, respectively. Customer E represented 13% and 1% of consolidated accounts receivable at December 31, 2011 and 2010, respectively. Customer C represented 9% and 14% of consolidated accounts receivable at December 31, 2011 and 2010, respectively.

Two vendors ("Vendor A" and "Vendor B") individually accounted for more than 10% of the Company's purchases during one or more years from 2009 through 2011. Vendor A accounted for 37%, 31% and 39% of the Company's purchases in 2011, 2010, and 2009, respectively. Vendor B accounted for 16% of the Company's purchases in 2010 and less than 10% of the Company's purchases in 2011 and 2009, respectively.

Fair value of financial instruments

The Company's financial instruments include accounts receivable, accounts payable, line of credit, notes payable, capital lease obligations and private placement warrants. The carrying amounts of accounts receivable and accounts payable approximate fair value because of their short-term nature. The carrying value of the line of credit, notes payable and capital lease obligations approximate fair value because the interest rates fluctuate with market interest rates or the fixed rates are based on current rates offered to the Company for debt with similar terms and maturities. Based upon the Company's current credit agreement with BMO Harris Bank N.A. (formerly known as Harris N.A.), ("Harris") using the Company's balances and interest rates as of December 31, 2011, and holding other variables constant, a 10% increase in the interest rates for the next 12 month period charged by Harris to the Company would have decreased the Company's pre-tax earnings and cash flow by less than $0.1 million.

The fair value of the private placement warrants is described above under private placement warrants.

Self-funded insurance

The Company is self-insured for certain costs of its employee health insurance plan, although the Company obtains third-party insurance coverage to limit its exposure. The Company maintains a stop-loss insurance policy with individual and aggregate stop-loss coverage.

Income taxes

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. As of December 31, 2011 and 2010, the Company had not recorded a tax asset valuation allowance.

The Company records uncertain tax positions in accordance with ASC 740, Income Taxes, on the basis of a two-step process whereby (1) it determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is greater than 50 percent likely to be realized upon ultimate settlement with the related tax authority. As of December 31, 2011 and 2010, the Company has not recorded any tax benefit or tax liability for uncertain tax positions.

Recently Issued Accounting Pronouncements	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements [Abstract]
Recently Issued Accounting Pronouncements

2. Recently issued accounting pronouncements

In May 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-04, an update to Topic 820 — Fair Value Measurements and Disclosures of the Accounting Standards Codification. This update provides guidance on how fair value accounting should be applied where its use is already required or permitted by other standards and does not extend the use of fair value accounting. This ASU is effective for interim and annual periods beginning after December 15, 2011, and will be applied prospectively. Based upon the nature of its financial assets and liabilities, the Company does not expect the adoption to have a significant impact on its consolidated financial statements.

In June 2011, the FASB released ASU No. 2011-05, "Presentation of Comprehensive Income," which eliminates the option to present the components of other comprehensive income in the statement of changes in stockholders' equity. Instead, entities will have the option to present the components of net income, the components of other comprehensive income and total comprehensive income in a single continuous statement or in two separate but consecutive statements. In addition, this update requires entities to present the reclassification adjustments out of accumulated other comprehensive income by component in both the statement where net income is presented and the statement where other comprehensive income is presented. However, in December 2011, the FASB issued ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05," which indefinitely deferred this provision of ASU 2011-05. The amendments do not change the items reported in other comprehensive income or when an item of other comprehensive income is reclassified to net income. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, and will be applied retrospectively. As this guidance only revises the presentation of comprehensive income, the adoption of this guidance will not affect our financial position, results of operations or cash flows.

Reverse Recapitalization Of The W Group, Private Placement, Reverse Split And Migratory Merger	12 Months Ended
Dec. 31, 2011
Reverse Recapitalization Of The W Group, Private Placement, Reverse Split And Migratory Merger [Abstract]
Reverse Recapitalization Of The W Group, Private Placement, Reverse Split And Migratory Merger

3. Reverse recapitalization of The W Group, private placement, reverse split and migratory merger

On April 29, 2011, Power Solutions International, Inc. (formerly known as Format, Inc.) completed a reverse acquisition transaction in which PSI Merger Sub, Inc., a Delaware corporation that was newly-created as a wholly-owned subsidiary of Power Solutions International, Inc., merged with and into The W Group, Inc. The W Group remained as the surviving corporation of the reverse acquisition transaction and became a wholly-owned subsidiary of Power Solutions International, Inc. Pursuant to an agreement and plan of merger, all of the outstanding shares of common stock of The W Group held by the three stockholders of The W Group at the closing of the reverse acquisition transaction converted into, and Power Solutions International, Inc. issued to the three stockholders of The W Group, an aggregate 10,000,000 shares of common stock (share amount prior to the Reverse Split defined below) and 95,960.90289 shares of Series A Convertible Preferred Stock (share amount prior to the Reverse Split defined below). In accordance with ASC 805, Business Combinations, The W Group was considered the accounting acquiror in the reverse acquisition.

The W Group was considered the acquiror for accounting purposes, and has accounted for the transaction as a reverse recapitalization because (1) The W Group's former stockholders received the greater portion of the voting rights in the combined entity, (2) The W Group's senior management represented all of the senior management of the combined entity and (3) immediately prior to the transaction, Format, Inc., was a company with nominal operations and assets. Consequently, the assets and liabilities and the historical operations that are reflected in Power Solutions International, Inc.'s consolidated financial statements are those of The W Group and have been recorded at the historical cost basis of The W Group, with a recapitalization adjustment to report the issued equity of PSI. However, PSI has accounted for the reverse acquisition as a reverse recapitalization of The W Group, and no goodwill or other intangible assets have been recorded because immediately prior to, and at the time of the reverse acquisition, Format Inc., the accounting acquiree, was a company with nominal assets and nominal operations, engaged to a limited extent in EDGARizing corporate documents for filing with the SEC and limited commercial printing services.

The results of operations of Format, Inc. have not been included in the consolidated statement of operations from the date of the Reverse Recapitalization, April 29, 2011, because Format had nominal operations and assets, which consisted mostly of cash immediately prior to consummation of the Reverse Recapitalization transaction. In accordance with the accounting for an entity with nominal operations and assets under a reverse recapitalization transaction, the net income and equity of Format immediately prior to the Reverse Recapitalization have been reclassified to preferred equity. The related party obligations owed by Format immediately prior to the Reverse Recapitalization were settled through the terms of a repurchase agreement while the remaining obligations were settled with the available cash on Format Inc.'s balance sheet. Immediately prior to the reverse acquisition transaction, Format had assets with a net book value of $5,000 which were written off in connection with the transaction.

Concurrent with the closing of the Reverse Recapitalization, Power Solutions International, Inc. and The W Group entered into a purchase agreement ("Private Placement") whereby Power Solutions International, Inc. completed the sale of an aggregate of 18,000 shares of PSI preferred stock together with warrants ("Private Placement Warrants") representing the right to purchase an aggregate of 24,000,007 shares of PSI common stock (share amount prior to the Reverse Split defined below), subject to certain limitations on exercise. The shares of PSI preferred stock issued in the Private Placement were initially convertible into an aggregate of 48,000,007 shares of PSI common stock (share amount prior to the Reverse Split defined below), subject to certain limitations. In consideration, Power Solutions International, Inc. and The W Group received proceeds of $18.0 million before transaction fees, costs and expenses of approximately $5.1 million in connection with the Reverse Recapitalization and Private Placement.

In connection with the Private Placement, the Company also issued to Roth Capital Partners, LLC ("Roth") a warrant ("Roth Warrant") to purchase initially 3,360,000 shares of PSI common stock (share amount prior to the Reverse Split defined below), subject to certain limitations on exercise set forth in the Roth Warrant.

In connection with, and prior to the consummation of, the Reverse Recapitalization, the board of directors of Format approved a 1-for-32 reverse stock split of issued and outstanding shares of the Company's common stock ("Reverse Split"), immediately following the effectiveness of which each 32 issued and outstanding shares of the Company's common stock would automatically convert into one share of Company common stock. Any stockholder of the Company that would otherwise be entitled to a fraction of a share of the Company's common stock (after aggregating all fractional shares of the Company's common stock to be received by such holder) as a result of the Reverse Split, would receive an additional share of the Company's common stock (i.e., the aggregate number of shares of the Company's common stock of a stockholder resulting from the Reverse Split would be rounded up to the nearest whole number).

Further, in connection with the Reverse Recapitalization and the Private Placement, the board of directors of Format approved the migratory merger ("Migratory Merger") of the Company with and into a Delaware corporation that was newly-created as a wholly-owned subsidiary of the Company, which Migratory Merger would be effected for the purpose of changing the Company's jurisdiction of incorporation from Nevada to Delaware. The parties agreed that the Reverse Split would be effected through the consummation of the Migratory Merger, whereby each 32 shares of the Company's common stock would be converted into one share of common stock of the surviving entity in the Migratory Merger. The consummation of the Migratory Merger would constitute the Reverse Split for all purposes, as contemplated by the transaction documents entered into in connection with the consummation of the Reverse Recapitalization and the Private Placement. The consummation by the Company of the Migratory Merger, including the Reverse Split to be effected thereby, was subject to the approval of the Company's stockholders.

The Migratory Merger and Reverse Split were approved by the stockholders at a special meeting of the Company's stockholders held on August 25, 2011, and the Migratory Merger and the Reverse Split were effective on August 26, 2011. The Reverse Split did not affect the number of authorized shares of common stock of the Company or the par value per share of the Company's common stock. Immediately following the effectiveness of the Reverse Split, each issued and outstanding share of Company preferred stock automatically converted into a number of shares of Company common stock equal to $1,000 divided by the conversion price then in effect.

The impact of the above transactions and subsequent exercise on September 1, 2011 of the Roth Warrant on the Company's issued capital is further described in Note 14, "Stockholders' equity."

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

4. Earnings per share

The Company computes earnings per share by applying the guidance stated in ASC 260, Earnings per Share, to determine the net income (loss) available per share of its common stock. Earnings per share ("EPS") was calculated using the two-class method until the conversion of the shares of the Company's preferred stock to Company common stock (as described above under Note 3, "Reverse recapitalization of The W Group, private placement, reverse split and migratory merger" ), because the convertible preferred shares participated in any undistributed earnings with the common stockholders, specifically, on a one-to-one, as-if converted basis (without giving effect to the limitations on conversion of the preferred stock). Thus, under the two-class method, earnings allocated to preferred shares were based upon the proportion of the "as-if converted" preferred shares to the combined total of common shares, plus the "as-if converted" shares. Basic and diluted EPS under the two-class method was then calculated by dividing these earnings allocated to common shares by the weighted average of the actual common shares outstanding during the reporting period after giving effect to the adjustment for the Reverse Split.

Though the Company did not pay dividends prior to the Reverse Split, because the preferred stock granted the right to participate in undistributed earnings with Company common stock, it was considered a participating security, and the Company applied the two-class method to calculate per share amounts for distributed and undistributed earnings required under ASC 260-10-45, until all of the shares of preferred stock were converted into shares of Company common stock. Upon the effectiveness of the Reverse Split on August 26, 2011, all shares of the Company's preferred stock automatically converted into shares of the Company's common stock. Effective upon the conversion of the Company preferred stock to Company common stock, the treasury stock method is used to compute earnings per share.

Diluted earnings per share, under both the two-class method and the treasury stock method, is calculated by evaluating the dilutive effect of potential shares of the Company's common stock issuable through the exercise of the Private Placement Warrants and the Roth Warrant. The PSI preferred stock was subject to full-ratchet anti-dilution whereby, upon the issuance (or deemed issuance) of shares of PSI common stock at a price below the then-current conversion price of the PSI preferred stock, subject to specified exceptions, the conversion price of the PSI preferred stock would have been reduced to the effective price of PSI common stock so issued (or deemed to be issued). Contingently issuable shares per terms of the full ratchet anti-dilution protection granted to the Company's preferred shares, were not evaluated for their dilutive effect, as the conditions for their issuance were not met as of December 31, 2011 and, thus, were not included in diluted earnings per share.

The purchase agreement for the Private Placement contains the following provision, which may be deemed to be a form of anti-dilution protection: if prior to the earlier of (a) the second anniversary of the date on which the registration statement for the shares of Company common stock underlying the preferred stock and the Private Placement Warrants become effective and (b) 180 days after the closing of a firm commitment public underwritten offering of equity securities resulting in gross proceeds of not less than $15.0 million, the Company issues equity securities in a public or private offering (or series of related offerings) resulting in gross proceeds to the Company of at least $5.0 million at or below an effective price per share of $12.00 as adjusted for the Reverse Split ("Reset Price"), subject to further adjustment, the Company will have to issue to each investor in the Private Placement (1) additional shares of Company common stock so that after giving effect to such issuance, the effective price per share of its common stock acquired by such investors in the Private Placement will be equal to the Reset Price and (2) additional Private Placement warrants covering a number of shares of Company common stock equal to 50% of the shares of its common stock issued pursuant to clause (1) above. These provisions are not triggered based on the market price of Company common stock, but rather on the issuance by the Company of additional equity securities below an effective price per share of $12.00 as adjusted for the Reverse Split. The contingent issuance of additional common shares as a result of the anti-dilution provisions discussed above represents a market-based contingency that does not become a reality until the Company issues securities in the manner described above.

The Company utilizes the treasury stock method described in ASC 260-10-55 to determine the number of treasury shares assumed to be purchased from the proceeds of warrant exercises, with any residual shares representing the incremental common shares to be issued and included in diluted EPS. The Private Placement Warrants and the Roth Warrant (until exercised) have been evaluated for their potentially dilutive effect using the treasury stock method. The number of treasury shares that could be purchased with the proceeds from exercise of these warrants is excluded from diluted EPS.

Computation of undistributed earnings and allocation of undistributed earnings to participating securities

The undistributed earnings were allocable to the participating securities (i.e., common shares and the convertible preferred shares) on a pro rata basis under the two-class method until August 26, 2011, the effective date of the Migratory Merger, through which the Reverse Split was consummated (including the automatic conversion of preferred stock effected thereby). Through August 26, 2011, the allocation of undistributed earnings to each class of participating stock was based upon the proportionate ratio of average outstanding shares in each class of stock to the total average shares outstanding as adjusted for the Reverse Split, on an as-if converted basis. Upon the effectiveness of the Migratory Merger, each of the preferred shares was automatically converted into a number of shares of common stock of the surviving entity in the Migratory Merger, equal to one-thousand dollars divided by $12.00 per share, the conversion price for the preferred stock, as adjusted for the Reverse Split, and thereafter, no PSI preferred shares existed. Accordingly, all undistributed earnings were allocated to shares of common stock after conversion of the shares of preferred stock into shares of common stock on August 26, 2011.

Anti-dilutive potential common shares excluded from the diluted earnings per share computation

The Company's anti-dilutive potential common shares include 750,002 shares of common stock issuable upon exercise of the Private Placement Warrants, with an exercise price of $13.00 per share adjusted for the Reverse Split, and included 105,000 shares of common stock issuable upon exercise of the Roth Warrant, with an exercise price of $13.20 per share. The Roth Warrant was cashlessly exercised in full on September 1, 2011, for an aggregate of 62,116 shares of common stock based upon the value of the Company's common stock as determined in the common stock warrant agreement. Based upon an average estimated fair value of $9.55 per share of the Company's common stock for the year ended December 31, 2011, respectively, all of the potentially issuable shares of common stock were excluded from the diluted EPS calculation.

Because there was not an active market for the Company's common stock during the year ended December 31, 2011, the Company estimated the average fair value of its common share using the same estimated fair value of its common stock as the Company used to the allocate the gross proceeds received from the private placement of its Series A Convertible Preferred Stock and its Private Placement Warrants on April 29, 2011, and to subsequently estimate the fair value of its common stock as of June 30, 2011, September 30, 2011 and December 31, 2011 in order to re-value its Private Placement Warrants liability, as described in Note 14, "Stockholders' equity", and Note 8, "Fair value of financial instruments," respectively.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

5. Inventories

Inventory consists primarily of engines and parts. Engines are valued at the lower of cost plus estimated freight-in, as determined by specific serial number identification or market value. Parts are valued at the lower of cost (first-in, first-out) plus freight-in, or market value. When necessary, the Company writes down the valuation of its inventory in an amount equal to the difference between the cost of inventory and the estimated realizable value based upon assumptions about future demand and market conditions.

Property, Plant And Equipment, Net	12 Months Ended
Dec. 31, 2011
Property, Plant And Equipment, Net [Abstract]
Property, Plant And Equipment, Net

6. Property, plant and equipment, net

The components of property, plant and equipment were as follows as of December 31:

	2011	2010
Land	$260	$260
Building and improvements	1,975	1,899
Office furniture and equipment	2,899	2,633
Tooling and equipment	3,775	3,314
Transportation equipment	223	431
Construction in progress	607	160

Property, plant and equipment, at cost	9,739	8,697
Accumulated depreciation	(6,128)	(5,814)

Property, plant and equipment, net	$3,611	$2,883

Property, plant and equipment are recorded at cost. The Company computes depreciation using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are depreciated over the shorter of their estimated useful lives or the period from the date the assets are placed in service to the end of the initial lease term. Depreciation expense totaled $785,000, $988,000, and $984,000 for the years ended December 31, 2011, 2010, and 2009, respectively.

Depreciation of equipment acquired under a capital lease is provided using the straight line method over the shorter of the useful life of the equipment or the duration of the lease. The related depreciation for capital lease assets is included in depreciation expense. The Company did not have equipment under capital lease at December 31, 2011. The carrying value of property under capital lease was $456,000 at December 31, 2010, net of accumulated depreciation of $1.1 million.

Repairs and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated.

Estimated useful lives by major asset category are as follows:

Life (in years)
Buildings	39
Leasehold improvements	8 – 10
Office furniture and equipment	8
Tooling and equipment	3 – 8
Transportation equipment	5
Property under capital lease	3 – 8

Long-lived assets

Long-lived assets, such as property, plant and equipment and land, are evaluated for impairment whenever, events or changes in circumstances indicate the carrying value of an asset may not be recoverable. If such review indicates that the carrying amount of long-lived assets is not recoverable, the carrying amount of such assets is reduced to fair value. There were no adjustments to the carrying value of long-lived assets during the years ended December 31, 2011 and 2010.

Other Noncurrent Assets	12 Months Ended
Dec. 31, 2011
Other Noncurrent Assets [Abstract]
Other Noncurrent Assets

7. Other noncurrent assets

Other noncurrent assets which are amortized over the periods for which benefits are expected to be realized include the following as of December 31:

	2011	2010
Deferred transaction expenses	$—	$870
Loan origination fees, net	160	338
Deposits	613	412
Deferred emissions certifications, net	329	523
Other	349	162

	$1,451	$2,305

Deferred transaction expenses at December 31, 2010 primarily consisted of professional and consulting fees incurred in connection with the Reverse Recapitalization and the Private Placement completed on April 29, 2011, as described in Note 3, "Reverse recapitalization of The W Group, private placement, reverse split and migratory merger."

Loan origination fees included in other noncurrent assets as of December 31, 2011 and 2010, represent the noncurrent portion of unamortized loan fees associated with the Harris Agreement and the Prior Credit Agreement (each as defined and described under Note 9, "Line of credit"), respectively. The total unamortized loan origination fees were $279,000 and $558,000 as of December 31, 2011 and 2010, respectively, the current portion of which is classified in "Prepaid and other" on the balance sheet. As described in Note 9, "Line of credit", and Note 10, "Long-term debt", the Company repaid its debt obligations under the Prior Credit Agreement effective April 29, 2011. Accordingly, the Company recognized a loss on debt extinguishment of $485,000 during the quarter ended June 30, 2011, related to the remaining unamortized loan fees associated with the Prior Credit Agreement. Amortization expense related to loan origination fees and classified as interest expense was $153,000, $230,000 and $502,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

Deposits at December 31, 2011, and 2010, primarily consisted of security deposits related to operating leases. Deposits are classified as other noncurrent assets on the balance sheet.

The non-current portion of deferred emissions certifications as of December 31, 2011 and 2010 was $329,000 and 523,000, respectively. The Company is required to certify that certain engines sold comply with various emissions laws in accordance with regulations issued by the EPA and the CARB. Once issued, the emissions certifications for these engines are typically valid for periods of three to five years. The non-current portion of the costs of obtaining the emissions certificates are classified as other noncurrent assets with the amount expected to be amortized in the next year classified as a prepaid expense. Emissions certification costs are recognized as an operating expense over the estimated certification period of the respective emission certification.

Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value Of Financial Instruments [Abstract]
Fair Value Of Financial Instruments

8. Fair value of financial instruments

As of December 31, 2011, the Company measured its financial instrument under ASC Topic 825, Financial Instruments, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., exit price) in an orderly transaction between market participants at the measurement date. It also establishes a three-level valuation hierarchy for disclosures of fair value measurement as follows:

Level 1 — quoted prices in active markets for identical assets or liabilities,

Level 2 — other significant observable inputs for the assets or liabilities through corroborations with market data at the measurement date, and

Level 3 — significant unobservable inputs that reflect management's best estimate of what market participants would use to price the assets or liabilities at the measurement date.

Private placement warrants liability

As of December 31, 2011, the Company's sole financial instrument measured at fair value under ASC Topic 825, Financial Instruments, were the Company's warrants issued in the Private Placement, discussed previously in Note 3, "Reverse recapitalization of The W Group, private placement, reverse split and migratory merger."

The Company's liability for the warrants issued in the Private Placement is measured at fair value based on unobservable inputs, and thus is considered a Level 3 financial instrument. The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, Distinguishing Liabilities from Equity, and ASC 815, Derivatives and Hedging.

To estimate the Fair Value the Private Placement warrants as of December 31, 2011, the Company used the Black-Scholes option pricing model. The inputs of the Black-Scholes option pricing model include the fair value of the Company's common stock, exercise price, risk-free interest rate, estimated price volatility, term, and dividend yield.

Due to the limited trading activity in the Company's common stock, the fair value of our common stock was established through multiple valuation techniques, including (a) the income approach in the form of the discounted cash flow ("DCF") method and (b) the market approach in the form of (i) the guideline public company method and (ii) the merger and acquisition method.

For the guideline public company method, the Company selected a group of publicly-traded companies that are similar in size, industry, growth stage, or business model. The valuation multiples considered for providing indicated values was the ratio of enterprise value to the last twelve months and estimated future earnings before interest, income taxes, depreciation and amortization ("EBITDA") and the ratio of the market value of equity ("MVE") to the last twelve months and estimated future net income. Both enterprise value and MVE of each guideline public company were calculated based on closing stock prices as of the respective valuation date.

For the merger and acquisition method, the Company considered information available on three recent transactions involving acquisitions of companies that are similar in size, industry, or business model. The valuation multiple considered for providing indicated values was the ratio of enterprise value to the last twelve months EBITDA. The enterprise values of the acquired companies were calculated by adding the equity purchase price to the debt in place of each company's balance sheet (net of cash acquired).

After establishing the enterprise value, the Company's net outstanding debt was deducted to determine the Company's total equity value. Total equity value was then allocated among the securities that comprise the Company's capital structure using the Black-Scholes method, as described in the American Institute of Certified Public Accountants Practice Aid, "Valuation of Privately-Held Company Equity Securities Issued as Compensation" (AICPA Practice Aid). In addition to the total equity value, the Black-Scholes method utilized the following assumptions: an exercise price of $127.6 million (which reflects the public equivalent value of equity necessary for the private placement warrants to accrue value, which is calculated based on the number of the Company's common shares issued and outstanding plus the number of Private Placement Warrants, multiplied by the $13.00 per share strike price for the private placement warrants), a remaining contractual term of 4.33 years, an assessment of the risk-free interest rate of 0.6%, an anticipated volatility factor of 60.0% (representing the upper end of the range of implied volatility of publicly traded call options of benchmark companies), and a zero dividend yield.

The suggested value from the Black-Scholes method reflects a fully marketable security that is not burdened by limited marketability; however, the Company's common stock (and by extension the Private Placement warrants) does not currently have regular trading activity. Therefore, the Company considered it necessary to incorporate a discount for lack of marketability to reflect the limited liquidity associated with the Private Placement warrants.

The following table summarizes fair value measurements by level as of December 31, 2011, for the Company's financial instrument measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3
Private placement warrants liability			$3,270

The following table summarizes the change in the estimated fair value of the Company's Level 3 financial instrument for the year ended December 31, 2011:

Balance at December 31, 2010	$—
Private placement warrants issued	2,888
Change in the value of private placement warrants liability	382

Balance at December 31, 2011	$3,270

As of December 31, 2010, the Company did not have any assets or liabilities required to be presented on the balance sheet at fair value in accordance with ASC 825.

Line Of Credit	12 Months Ended
Dec. 31, 2011
Line Of Credit [Abstract]
Line Of Credit

9. Line of credit

The Company has a revolving credit facility with BMO Harris, N.A. (formerly Harris N.A.). Prior to the amendment of the loan and security agreement with BMO Harris Bank N.A. on March 20, 2012, the existing and historical financing arrangements required that cash received be applied against the Company's revolving line of credit. Accordingly, the Company did not maintain cash or cash equivalents on its balance sheet, but instead funded its operations through borrowings under its revolving line of credit.

On April 29, 2011, in connection with the closing of the Reverse Recapitalization, The W Group and Power Solutions International, Inc. entered into a loan and security agreement with BMO Harris, N.A. ("Harris Agreement"), which replaced the existing loan and security agreement that The W Group had with its senior lender ("Prior Credit Agreement") prior to the closing of the Reverse Recapitalization. Pursuant to the Harris Agreement, among other things, the maximum loan amount was reduced from the maximum loan amount under The W Group's Prior Credit Agreement to reflect The W Group's repayment in full of its two previously outstanding term loans under the Prior Credit Agreement, and the financial covenants under the Prior Credit Agreement were replaced with a new fixed charge coverage ratio covenant. Prior to the amendment of the loan and security agreement on March 20, 2012, the Harris Agreement provided for borrowings up to $35.0 million under a Revolving Line of Credit ("Line of Credit") which was scheduled to mature on April 29, 2014. The Harris Agreement is collateralized by substantially all of the Company's assets. The Company was also required to meet certain financial covenants, including a minimum monthly fixed charge coverage ratio and a limitation on annual capital expenditures. The Harris Agreement contains customary covenants and restrictions, including agreements to provide financial information, comply with laws, pay taxes and maintain insurance, restrictions on the incurrence of certain indebtedness, guarantees and liens, restrictions on mergers, acquisitions and certain dispositions of assets, and restrictions on the payment of dividends and distributions. In addition, the Harris Agreement required cash accounts to be held with BMO Harris Bank N.A. Prior to the amendment of the Harris Agreement, the cash deposits were swept daily by BMO Harris Bank N.A. daily and applied against the outstanding Line of Credit.

Under the Harris Agreement and prior to the amendment of the loan and security agreement on March 20, 2012 (in contrast to the Prior Credit Agreement): (a) the Company is a party to the Harris Agreement and pledged all of its shares of The W Group to BMO Harris Bank N.A. as collateral for the Line of Credit; (b) there are no term loans; (c) the Line of Credit bore interest at Harris' prime rate (3.25% at December 31, 2011) plus an applicable margin ranging from 0% to 0.50%; or, at the Company's option, all or a portion of the Line of Credit could have been designated to bear interest at LIBOR plus an applicable margin ranging from 2.00% to 2.50%; (d) the limitation on annual capital expenditures was increased from the limitation under The W Group's Prior Credit Agreement; (e) a maximum quarterly senior debt leverage ratio, which was included in the Prior Credit Agreement, was eliminated; and (f) a fixed charge coverage ratio similar to the fixed charge coverage ratio in the Prior Credit Agreement was included, except that this fixed charge coverage ratio under the Harris Agreement excluded historical debt service on the Term Loans (as discussed below in Note 10, "Long-term debt") and certain other one-time expenses. As of December 31, 2011, $4.7 million of the Company's outstanding borrowings under its revolving line of credit bore interest at the prime rate, which equated to 3.25% with the applicable margin included. The remaining outstanding balance as of December 31, 2011, of $15.0 million had been designated to bear interest at the LIBOR rate, plus an applicable margin which equated to 2.29%. The unused and available line of credit balance was $15.3 million at December 31, 2011. The Company was in compliance with the financial covenants under its current credit facility as of December 31, 2011.

On March 20, 2012, the Harris Agreement was amended ("Amended Agreement") to increase the total credit facility from $35.0 million to $50.0 million and is now scheduled to mature on March 20, 2017. Under the terms of the Amended Agreement (in contrast to the Harris Agreement): (a) the revolving line of credit bears interest at BMO Harris Bank N.A.'s prime rate plus an applicable margin ranging from 0% to 0.50%; or, at the Company's option, all or a portion of the revolving line of credit can be designated to bear interest at LIBOR plus an applicable margin ranging from 1.75% to 2.25%; (b) the unused line fee has been reduced to 0.25%; and (c) the Company is only required to report its compliance with the fixed charge coverage ratio for any month when the Company's Excess Availability, as defined in the Amended Agreement, is less than the Liquidity Threshold, as defined in the Amended Agreement, for 60 consecutive days. The Liquidity Threshold is defined as the greater of (i) $7,500,000 or (ii) 12.5% of the total credit facility of $50.0 million as may be reduced from time to time pursuant to the terms of the Amended Agreement. Under the Amended Agreement, cash balances are no longer automatically swept by BMO Harris Bank N.A., and, as a result, from time to time, the Company may carry cash balances on its consolidated balance sheet.

The Prior Credit Agreement provided borrowings up to $29.0 million, bearing interest at the bank's prime rate (3.25% at December 31, 2010), plus an applicable margin ranging from 2.25% to 2.50%. At December 31, 2010, the Company had designated the entire outstanding balance of $21.6 million to bear interest at LIBOR as allowed under the Prior Credit Agreement. The unused line balance was $7.4 million at December 31, 2010, and the interest rate on the line of credit was 5.50%. As of December 31, 2010, the Company determined that they were not in compliance with the quarterly fixed charge coverage ratio and the quarterly senior debt leverage ratio covenants of the Prior Credit Agreement with Fifth Third Bank. The event of non-compliance at December 31, 2010 arose principally due to the timing of the payment of certain fixed charges such as tax payments during the period and because the Company's actual EBITDA was less than the minimum required to be in compliance with the fixed charge coverage ratio and the senior debt leverage ratio. On January 20, 2011, the Company received from Fifth Third Bank a waiver of the Company's noncompliance with these financial covenants as of December 31, 2010.

The line of credit under the Prior Credit Agreement was scheduled to mature on July 15, 2013, and was cross-defaulted with the Term Loans discussed and defined below under Note 10, "Long-term debt", and collateralized by substantially all business assets. As discussed above, the revolving line of credit under the Prior Credit Agreement was repaid in full on April 29, 2011 and replaced with the Line of Credit under the Harris Agreement.

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt

10. Long-term debt

Long-term debt consists of the following as of December 31, 2011 and 2010, respectively. The December 31, 2010 balances are prior to the full repayment of Term Loan A and Term Loan B (each as defined below) on April 29, 2011, using a portion of the proceeds from the Private Placement of preferred stock and warrants:

	2011	2010
Term Loan A	$—	$5,638
Term Loan B	—	2,100
Notes payable	64	86
Capital lease obligations	—	78

	64	7,902
Less current maturities	23	2,226

Total	$41	$5,676

Prior to their repayment on April 29, 2011, as discussed in Note 9, "Line of credit", the Prior Credit Agreement provided for two term loans of $8.7 million ("Term Loan A") and $2.4 million ("Term Loan B" and together with Term Loan A, the "Term Loans"), which Term Loans were scheduled to mature on July 15, 2013 and had variable interest rates. Under the terms of the Prior Credit Agreement, the Company had the ability to elect whether outstanding amounts under the Term Loans accrued interest based on the prime rate plus a margin or LIBOR plus a margin. Prior to its repayment in full in connection with the closing of the Reverse Recapitalization, principal payments of Term Loan A were payable in quarterly installments ranging from $0.2 million to $0.6 million over the life of the loan. Term Loan A had an outstanding balance of $5.6 million as of December 31, 2010, with an effective interest rate of 7.5% as of December 31, 2010 and at the time it was repaid. The Company recognized a loss on debt extinguishment of $0.5 million in the year ended December 31, 2011, due to the write off of the unamortized loan fees associated with the Company's prior credit facility. Prior to its repayment in full in connection with the closing of the Reverse Recapitalization, principal payments of Term Loan B were payable in quarterly installments of less than $0.1 million over the life of the loan plus a balloon payment at maturity. Term Loan B had an outstanding balance of $2.1 million with an effective interest rate of 5.5% as of December 31, 2010, and at the time it was repaid. In addition to scheduled quarterly payments, the Prior Credit Agreement required an annual repayment equal to 60% of excess cash flow as defined under the Prior Credit Agreement.

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

11. Leases

The Company leases certain buildings and transportation equipment under various noncancelable operating lease agreements that contain renewal provisions. Rent expense under these leases approximated $1.7 million, $1.4 million, and $1.4 million for the years ended December 31, 2011, 2010, and 2009, respectively.

The future minimum lease payments due under operating leases by fiscal year at December 31, 2011, were as follows:

2012	$1,549
2013	804
2014	51
2015	12
2016	7

$2,423

On February 15, 2012, in connection with the purchase of a carousel system used in the warehousing of inventory, the Company completed the purchase of an existing carousel system that it was previously renting under an operating lease as of December 31, 2011. The combined purchase price of these two carousel systems totaled $1.1 million, of which $0.1 million was paid as a deposit in 2011 and the remaining $1.0 million is to be paid in 2012. All remaining unpaid operating lease obligations in connection with the existing carousel were eliminated as a result of the purchase. Accordingly, the future operating lease commitments reported as of December 31, 2011 and presented below have been adjusted to exclude the future minimum lease payments related to the carousel of $186,000 in 2012 and $108,000 in 2013 that would have otherwise been incurred in connection with this operating lease.

On February 28, 2012, the Company entered into a lease agreement for an additional building to be used for production, warehousing and certain selling and administrative operations. The lease began in March 2012 and has a term which expires on July 31, 2018. The lease is accounted for as an operating lease. Future minimum lease payments associated with this operating lease is as follows: $517,000 in 2012; $1,160,000 in 2013; $1,059,000 in 2014; $1,091,000 in 2015; $1,123,000 in 2016 and $1,843,000 thereafter.

On March 13, 2012, the Company entered into a lease agreement to extend the lease of an existing facility which otherwise expires on July 31, 2013. Under the terms of this lease, the lease will now expire on July 31, 2018. The lease is accounted for as an operating lease. Future minimum lease payments associated with this operating lease is as follows: $549,000 in 2012; $513,000 in 2013; $468,000 in 2014; $482,000 in 2015, $497,000 in 2016 and $815,000 thereafter.

The Company's future minimum lease payments revised to reflect the purchase of the carousel and the leases described above would be as follows:

2012	$1,896
2013	2,048
2014	1,578
2015	1,585
2016	1,626
Thereafter	2,658

$11,391

Defined Contribution Plan	12 Months Ended
Dec. 31, 2011
Compensation And Employee Benefit Plans [Abstract]
Defined Contribution Plan

12. Defined contribution plan

The Company sponsors a retirement savings plan for employees meeting certain eligibility requirements. Participants may choose from various investment options and can contribute an amount of their eligible compensation annually as defined by the plan document, subject to Internal Revenue Code limitations. The plan is funded by participant contributions and discretionary Company contributions. The Company made no discretionary contributions during 2011, 2010 or 2009.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

13. Income taxes

The expense (benefit) for income taxes was as follows for the years ended December 31:

	2011	2010	2009
Current tax expense
Federal	$2,816	$418	$1,152
State	827	107	197

	3,643	525	1,349

Deferred tax expense (benefit)
Federal	(809)	(112)	33
State	(61)	(47)	5

	(870)	(159)	38

Total tax expense	$2,773	$366	$1,387

The reconciliation between the Company's effective tax rate on income from continuing operations and the statutory tax rate was as follows for the years ended December 31:

	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent

Income tax expense at federal statutory rate	$2,324	34.0%	$658	34.0%	$1,283	34.0%
State income tax, net of federal benefit	506	7.4	76	3.9	133	3.5
Non-deductible transaction expenses	259	3.8	—	—	—	—
Non-deductible private placement warranty expense	130	1.9	—	—	—	—
Domestic production activity	(216)	(3.1)	51	2.6	—	—
Research tax credits	(240)	(3.5)	(260)	(13.4)	(180)	(4.8)
Other, net	10	0.1	(159)	(8.2)	151	4.0

Income tax expense	$2,773	40.6%	$366	18.9%	$1,387	36.7%

Components of the net deferred tax asset or liability consisted of the following as of December 31:

	2011	2010
Allowances and bad debts	$188	$295
Accrued warranty	329	114
Accrued legal fees	124	13
Accrued wages and benefits	570	175
Inventory	484	—
Deferred revenue	81	49
Other	38	41

Total current deferred tax assets	1,814	687

Tax depreciation in excess of book	(490)	(233)

Total deferred tax liabilities	(490)	(233)

Net deferred tax assets	$1,324	$454

At December 31, 2011 and 2010, the Company did not record a deferred tax valuation allowance, as the Company believed it was more likely than not that earnings would be sufficient to realize the deferred tax assets. The Company has recorded no liability for uncertain tax positions. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2011, 2010 and 2009, the Company had no amounts accrued for interest or penalties.

The Company files a consolidated income tax return in the U.S. federal jurisdiction and in various states. In the normal course of business, the Company is subject to examination by taxing authorities. Because of closure of an Internal Revenue Service examination, the Company is no longer subject to U.S. federal income tax examinations for years prior to 2008. The Company believes that it is no longer subject to state income tax examinations for years prior to 2007.

The Company's effective tax rate for the year ended December 31, 2011 was 40.6% compared with 18.9% for the prior year. The Company's effective tax rate in 2011 was higher primarily due to the non-deductibility of certain transaction costs incurred in connection with the Reverse Recapitalization and Private Placement and non-deductible expenses associated with the change in the valuation of private placement warrants. In addition, the combined corporate state income and replacement tax rate for Illinois increased from 7.3% to 9.5% which adversely impacted the Company's effective tax rate. The Company also generates research tax credits as a result of its research & development activities which reduce the Company's effective tax rate. In 2011, these research tax credits had less of an impact on the Company's effective tax rate as compared to 2010 due to the increase in taxable income in 2011. In general, these credits are general business credits and may be carried forward up to 20 years to be offset against future taxable income. The Company's effective tax rate is also favorably impacted by the domestic production activities deduction, which is a permanent deduction in the computation of taxable income.

Stockholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity [Abstract]
Stockholders' Equity

14. Stockholders' equity

The statement of changes in the Company's stockholders' equity in the year ended December 31, 2011, gives effect to the Reverse Recapitalization and related transactions, including the Reverse Split of the Company's common stock, which is presented retroactively, and the conversion of the Company's preferred stock to Company common stock, presented prospectively from the date of conversion, on the consolidated balance sheet and statements of operations.

The aggregate value of the shares of common stock issued and outstanding were reduced by $0.01 million, with a corresponding increase to additional paid-in capital as of December 31, 2010 associated with the retroactive adjustment for the Reverse Split. The shares of Company common stock prior to the Reverse Split were 10,000,000 shares of common stock as of December 31, 2010, and upon the Reverse Split, such shares of Company common stock automatically converted into 312,500 shares of common stock. Shares held by the former stockholders of Format, Inc., the legal acquiror in the April 29, 2011, Reverse Recapitalization, were also retroactively adjusted from 770,083 common shares (without giving effect to the Reverse Split) to 24,093 common shares (giving effect to the Reverse Split). The shares issuable upon exercise by Roth of the Roth Warrant, were 3,360,000 prior to the Reverse Split and were adjusted to 105,000 shares of common stock (giving effect to the Reverse Split). The Roth Warrant was cashlessly exercised on September 1, 2011, for, and the Company issued to Roth, 62,116 shares of common stock on a net basis. On August 26, 2011, the effective date of the Migratory Merger and Reverse Split, 113,961 shares of the Company preferred stock, representing all then-issued and outstanding shares of preferred stock, were automatically converted into 9,496,753 shares of Company common stock. Upon the consummation of the Migratory Merger and Reverse Split, each share of the Company's preferred stock automatically converted into a number of shares of common stock equal to one-thousand dollars divided by $12.00 per share, the conversion price for the preferred stock giving effect to the adjustment resulting from the Reverse Split. Accordingly, preferred equity was eliminated and additional paid-in capital was increased by $9.7 million, while the aggregate value of the shares of common stock issued and outstanding was increased by $0.01 million.

Common stock

The Company has authorized 50,000,000 shares of common stock with a par value of $0.001 per share. At December 31, 2011, 9,064,537 shares of common stock were issued and outstanding. Each holder of a share of common stock is entitled to one vote per share held on each matter to be considered by holders of the common stock. Holders of the Company's common stock are entitled to receive ratably, such dividends, if any, as may be declared by the Company's board of directors. The Company's current policy is to retain earnings for operations and growth. Upon any liquidation, dissolution or winding-up of the Company, the holders of the Company's common stock are entitled to share ratably in all assets available for distribution, after payment of, or provision for, all liabilities and the preferences of any then outstanding shares of preferred stock. The holders of the Company's common stock have no preemptive, subscription, redemption or conversion rights. See Series A Convertible preferred stock below for a discussion of the automatic conversion of the Company's shares of preferred stock into shares of common stock upon consummation of the Migratory Merger and Reverse Split.

Series A Convertible preferred stock

Series A Convertible preferred stock was convertible into shares of the Company's common stock at any time at the election of its holder subject to limitations on conversion set forth in the certificate of designation and automatically converted into shares of the Company's common stock on August 26, 2011, the effective date of the Migratory Merger and Reverse Split. The preferred stock conversion price was $12.00 per share giving effect to the Reverse Split and was subject to adjustment for non-cash dividends, distributions, stock splits or other subdivisions or reclassifications of Company common stock. Series A Convertible preferred stock was also subject to full-ratchet anti-dilution whereby, upon the issuance (or deemed issuance) of shares of the Company's common stock, subject to specified exceptions, the conversion price of the Company's preferred stock would have been reduced to the effective price of its common stock so issued (or deemed to be issued). The Company preferred stock did not have a stated maturity date and upon the occurrence of liquidation, dissolution or winding up of the Company each holder of preferred stock would have been entitled to be paid before any distribution or payment was made upon the Company's common stock. The Company preferred stock could only have been converted to shares of its common stock and was not redeemable for cash upon the occurrence of any other events. The Company preferred stock was not within the scope of ASC 480, Distinguishing Liabilities from Equity, as the preferred stock was not a mandatorily redeemable financial instrument; it did not embody an obligation to repurchase the Company's equity shares by transferring assets; and it did not embody an unconditional obligation to issue a variable number of the Company's equity shares. Accordingly, the Company's preferred stock did not meet the conditions in paragraph 2 of ASC 480-10-S99-3A (as interpreted in paragraph 3f) that would require temporary equity classification. Therefore, the preferred stock was classified as permanent equity on the Company's balance sheet.

The allocation of the $18.0 million Private Placement proceeds to Company preferred stock and Private Placement Warrants is described below. The respective values of the preferred stock and warrants issued in the Private Placement were separately estimated and applied to these respective securities for purposes of applying the appropriate accounting guidance to each security. The value assigned to the shares of preferred stock was computed on an "as-if" converted basis and derived through an estimation of the fair value of the Company's common stock as of April 29, 2011, the date upon which the Reverse Recapitalization and Private Placement occurred and represented the residual amount of the $18.0 million Private Placement proceeds after determining the value of the Private Placement Warrants as discussed further under Private placement warrants. The Company estimated the fair value of its common stock using the "Backsolve Method," as described in the current working draft of the American Institute of Certified Public Accountants practice aid Valuation of Privately Held Company Equity Securities Issued as Compensation. The Backsolve Method, a form of the market approach to valuation, derives the implied equity value for one type of equity security (e.g. common equity) from a contemporaneous transaction involving another type of equity security (e.g., preferred stock). In this case, the Company solved for the common equity value ($10.08 per share as adjusted for the Reverse Split) in an option pricing model such that the aggregate value of the securities issued in the Private Placement, considering both the Company's preferred stock component and Private Placement Warrants component, equaled $18.0 million. That is, $10.08 per common share multiplied by 1,500,009 shares of the Company's common stock issuable upon conversion of the shares of the Company's preferred stock issued in the Private Placement (as adjusted for the Reverse Split, as-if converted basis) plus $3.85 per warrant multiplied by 750,002 shares of the Company's common stock issuable upon exercise of the Private Placement Warrants (as adjusted for the Reverse Split) equals $18.0 million. Accordingly, the value assigned to the Company preferred stock was $15.1 million of the $18.0 million gross proceeds received in the Private Placement. After reflecting the costs associated with the Reverse Recapitalization and allocation of the transaction costs associated with the Private Placement, as described below under Transaction costs, the value of the Company's preferred equity was $9.7 million immediately prior to its elimination upon the automatic conversion of the shares of preferred stock to shares of common stock on August 26, 2011, the effective date of the Migratory Merger and Reverse Split.

Immediately following the effectiveness of the Reverse Split, each issued and outstanding share of the Company's preferred stock automatically converted into a number of shares of the Company's common stock equal to $1,000 divided by $12.00 per share, the conversion price for the preferred stock giving effect to the adjustment resulting from the Reverse Split. At issuance, no portion of the proceeds of the Company preferred stock was assigned to the conversion feature as a separate derivative instrument under ASC 815-15-25-1 because the economic characteristics and risks of the conversion option were clearly and closely related to those characteristics of the Company's preferred stock as further discussed below.

The accounting for the embedded conversion option of the Company's preferred stock was determined by ASC 815-15-25-1, which required that an embedded derivative be separated from the host contract (i.e., the Company's preferred stock in this case) and accounted for as a derivative instrument if all of the following criteria were met: (a) the economic characteristics and risks of the embedded derivative were not clearly and closely related to the economic characteristics and risks of the host contract; (b) the hybrid instrument (i.e., the Company preferred stock and its embedded conversion option) was not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur; and (c) a separate instrument with the same terms as the embedded derivative would, pursuant to ASC 815-10-15, be a derivative instrument subject to the requirements of ASC 815-15-25-1.

The host contract (i.e. the Company preferred stock), absent the conversion option, did not provide the holders with principal protection, and it encompassed a residual interest in the Company. Therefore, the host contract was more analogous to equity. The conversion option enabled the holders to convert the preferred stock into shares of Company common stock, subject to certain adjustments and limitations on conversion. Since the host contract was an equity host and the conversion option was to convert the preferred stock into Company common stock and both possessed principally equity characteristics related to the same entity, the economic characteristics and risks of the conversion option were clearly and closely related to those of the Company preferred stock host contract. Therefore, the requirements in paragraph ASC 815-15-25-1(a) were not met. Accordingly, the embedded conversion option was not required to be separately classified and accounted for apart from the Company preferred stock.

Private placement warrants

For every share of Company common stock issuable upon conversion of preferred stock purchased in the Private Placement, each investor in the Private Placement also received a Private Placement Warrant to purchase one-half of a share of the Company's common stock, at an exercise price of $13.00 per share as adjusted for the Reverse Split, subject to further adjustment for non-cash dividends, distributions, stock splits or other reorganizations or reclassifications of the Company's common stock. These warrants represent the right to purchase a total of 750,002 shares of the Company's common stock. The Private Placement Warrants are also subject to full ratchet anti-dilution whereby, upon the issuance (or deemed issuance) of shares of the Company's common stock at a price below the then-current exercise price of the Private Placement Warrants, subject to specified exceptions, the exercise price of the Private Placement Warrants shall be reduced to the effective price of the Company's common stock so issued (or deemed to be issued). The Private Placement Warrants will expire on April 29, 2016.

At any time beginning six months after the closing of the Private Placement at which the Company is required to register the shares issuable upon exercise of the Private Placement Warrants pursuant to the registration rights agreement entered into in connection with the Private Placement, but such shares may not be freely sold to the public, the Private Placement Warrants may be "cashlessly" exercised by their holders. In such circumstances, the warrant holders may "cashlessly" exercise the Private Placement Warrants by causing the Company to withhold a number of shares of its common stock otherwise issuable upon such exercise having a value, based upon the market price of the Company's common stock (such market price as defined in the purchase agreement for the Private Placement), equal to the aggregate exercise price associated with such exercise. In other words, in such circumstances, the exercise of the Private Placement Warrants will occur without any cash being paid by the holders of the Private Placement Warrants. Because the shares issuable upon exercise of the Private Placement Warrants are currently available for resale pursuant to effective registration statements filed by the Company with the SEC, the Private Placement Warrants may not be "cashlessly" exercised at this time. The Private Placement Warrants further include a requirement that, from and after the effective date of the Reverse Split, the Company will keep reserved out of the authorized and unissued shares of its common stock sufficient shares to provide for the exercise of the Private Placement Warrants.

Also, pursuant to the purchase agreement for the Private Placement, additional shares of the Company's common stock and additional warrants may be issued to the investors in the Private Placement in the event that the Company issues securities in one or a series of related offerings at an effective price per share of its common stock at or below an effective price per share of $12.00 as adjusted for the Reverse Split, subject to further adjustment for stock splits, stock dividends or other reclassifications or combinations of the Company's common stock. See Series A Convertible preferred stock above for a detailed description of this provision.

The Company's Private Placement Warrants are accounted for as a liability, in accordance with ASC 480-10-25-14, Distinguishing Liabilities from Equity. ASC 480-10-25-14 states that an entity which must or could settle an instrument by issuing a variable number of its own shares, and, as in this case, if the obligation's monetary value is based solely or predominantly on variations in the fair value of the company's equity shares, but moves in the opposite direction, then the obligation to issue shares is to be recorded as a liability at inception of the arrangement, and is adjusted with subsequent changes in the fair value of the underlying stock. The effect of the change in value of the obligation is reflected as "Other (income) expense" in the Company's consolidated statement of operations.

The Private Placement Warrants issued with the 18,000 shares of the Company's preferred stock had an estimated fair value of $2,887,000 at the closing of the Reverse Recapitalization transaction and the Private Placement on April 29, 2011, determined based upon an agreed-upon exercise price of the Private Placement Warrants; the purchase price for (value of) the Company's preferred stock and Private Placement Warrants, in the aggregate as agreed upon with the investors in the Private Placement; and assessment of an appropriate risk-free interest rate of 2.1%, an anticipated volatility factor of 50.0%, and a zero percent dividend yield, all incorporated into a valuation using the Black-Scholes option pricing model. The Company determined that the five-year Treasury Bond yield was a reasonable assumption for a risk-free rate, and that an appropriate volatility rate would represent the upper end of the range of implied volatility of publicly traded call options of benchmark companies, which reflects the mid-range of their historical volatility. The Company's past history of not paying dividends and management's intentions to continue such a dividend policy resulted in a zero dividend yield assumption. The five-year term of the Private Placement Warrants, the stated warrant exercise price of $13.00 per share as adjusted for the Reverse Split, when the Private Placement Warrants became exercisable, and the Company's common stock valuation of $10.08 per share as adjusted for the Reverse Split, when the Private Placement Warrants became exercisable, comprise the balance of the inputs into the Black-Scholes pricing model for the warrant valuation. See Note 8, "Fair value of financial instruments", for further detail describing the valuation approach for the Private Placement Warrants as of December 31, 2011.

Roth Warrant

The Company issued to Roth, the Roth Warrant to purchase shares of the Company's common stock, as compensation for its role as placement agent in connection with the Private Placement. Prior to its exercise in full on September 1, 2011, as described below, the Roth Warrant represented the right to purchase an aggregate of 105,000 shares of the Company's common stock, at an exercise price of $13.20 per share, subject to further adjustment for non-cash dividends, distributions, stock splits, or other reorganizations or reclassifications of the Company's common stock. This warrant did not contain and was not subject to, price-based anti-dilution provisions. The Roth Warrant was subject to expire on April 29, 2016. At any time following the effectiveness of the Reverse Split, the warrant could have been "cashlessly" exercised by its holder by causing the Company to withhold a number of shares of its common stock otherwise issuable upon such exercise having a value, based upon the market price of Company common stock (such market price as defined in that Roth Warrant document), equal to the aggregate exercise price associated with such exercise. In other words, in such circumstances, the exercise of the warrant would occur without any cash being paid by the holder of the warrant to the Company. This warrant included a requirement that the Company reserve a sufficient number of shares of its common stock solely for the purpose of effecting the exercise of this warrant into shares of the Company's common stock pursuant to the terms (and subject to the limitations) thereof.

The estimated fair value of the Roth Warrant of $0.4 million as of the consummation of the Private Placement on April 29, 2011 was determined using the same assumptions used to value the Private Placement Warrants described above, and by using the same inputs, but for its specific exercise price of $13.20 per share as adjusted for the Reverse Split. The Roth Warrant was classified as equity and was recorded as an adjustment between the Roth Warrant and the Company's preferred stock equity. Unlike the Private Placement Warrants, the Roth Warrant did not contain, and was not otherwise subject to, any price-based anti-dilution provisions and could only be settled by the Company with a fixed number of shares of the Company's common stock (subject to customary adjustments for non-cash dividends, distributions, stock splits or other reorganizations or reclassifications of the Company's common stock). Under ASC 815-40-25, this lack of price-based anti-dilution provisions was the distinctive attribute as compared to the warrants issued in the Private Placement that required the Roth Warrant to be classified as equity on the Company's consolidated balance sheet. The valuation of the Company's preferred stock, common stock and warrants employed the Black-Scholes option pricing model and incorporated the purchase price of the Company's preferred stock and related warrants issued to investors in the Private Placement, including the warrant issued to Roth, and the Company's assessment relative to the interest rate, volatility factor, and other inputs utilized in the model. The warrant issued to Roth represented compensation for its services in its capacity as placement agent for the Private Placement, and the warrant's $0.4 million estimated fair value ($3.80 per share of common stock issuable upon exercise of this warrant as adjusted for the Reverse Split) was recorded as a reduction of capital from the preferred stock issuance.

In accordance with its terms, on September 1, 2011, Roth "cashlessly" exercised, in full, the Roth Warrant, receiving 62,116 shares of the Company's common stock on a net basis, with 42,884 of the 105,000 warrant shares issuable upon exercise thereof withheld by the Company in lieu of payment by Roth to the Company of an amount in cash equal to the aggregated exercise price thereof, in accordance with the provisions of the Roth Warrant.

Stock purchase agreement with management stockholder

The Company and Gary S. Winemaster, the Company's Chief Executive Officer and President, and Chairman of the Board of Directors of the Company, entered into a Stock Purchase Agreement ("Stock Purchase Agreement"), pursuant to which, on October 31, 2011, the Company purchased from Mr. Winemaster 830,925 shares of Company common stock for $4.25 million, or $5.11 per share. These shares were returned to the Company's treasury as authorized and issued, but not outstanding, shares of common stock of the Company.

Transaction costs

The transaction costs incurred in connection with the Reverse Recapitalization and the Private Placement consist of cash costs of approximately $5.7 million, and the issuance to Roth, as placement agent for the Private Placement, of the Roth Warrant (with an estimated fair value of approximately $0.4 million). The cash costs consist of fees to the placement agent in the Private Placement, legal and accounting fees, consulting fees, fees for the repurchase of shares of Format stock from the former sole director and executive officer of Format and termination of his interest in and obligations owed by Format to him, and other expenses associated with the Reverse Recapitalization and Private Placement transactions. The cash transaction costs were required to be allocated between equity (approximately $4.9 million) for the costs allocated to the Company's preferred stock, plus subsequent registration costs of the Company's common stock, and operating results (approximately $0.8 million) for the costs allocated to the Private Placement Warrants in accordance with ASC 825, Financial Instruments.

Costs for filing registration statements with the SEC covering the resale of shares of common stock issued upon conversion of shares of preferred stock and exercise of the Roth Warrant and issuable upon exercise of the Private Placement Warrants totaled approximately $0.6 million as of December 31, 2011, and were recorded as a reduction of additional paid-in capital, as the Company was obligated to register all such shares of the Company's common stock pursuant to the terms of the purchase agreement for the Private Placement.

Shares reserved for specific purposes

As of December 31, 2011, 750,002 shares of Company common stock remained reserved for the exercise of the Private Placement Warrants, in accordance with the terms of the purchase agreement for the Private Placement. Contingently issuable shares, as described below, will be reserved when the conditions for their issuance have been met.

Contingently issuable securities

Pursuant to the purchase agreement for the Private Placement, additional shares of the Company's common stock and additional warrants may be issued to the investors in the Private Placement in the event that the Company issues securities in one or a series of related offerings at an effective price per share of its common stock at or below an effective price per share of $12.00 as adjusted for the Reverse Split, subject to further adjustment for stock splits, stock dividends or other reclassifications or combinations of the Company's common stock. See Series A Convertible preferred stock above for a detailed description of this provision. The conditions under which such issuance may occur have not yet occurred as of December 31, 2011, nor are they reasonably certain to occur as of the date of issuance of the consolidated financial statements presented herein.

Registration rights agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the investors in the Private Placement and Roth Capital Partners, LLC, pursuant to which it agreed to file a registration statement on Form S-1, with the SEC, covering the resale of "Registrable Securities" (as defined below) (which includes the shares of the Company's common stock that were issuable upon conversion of shares of the Company's preferred stock originally issued in the Private Placement and shares of the Company's common stock issuable upon exercise of the warrants originally issued in the Private Placement and shares of the Company's common stock that were issuable upon exercise of the Roth Warrant), on or before the date which is 30 days after the closing date of the Private Placement, and to use its commercially reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable. The Company further agreed, within 30 days after it becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, to file a registration statement on Form S-3 covering the Registrable Securities. Pursuant to the Private Placement Registration Rights Agreement, the holders of Registrable Securities are also entitled to certain piggyback registration rights. "Registrable Securities," as contemplated by the Private Placement Registration Rights Agreement, means certain shares of the Company's common stock, including those shares that were issuable upon conversion of shares of Company preferred stock issued in the Private Placement and shares of the Company's common stock issuable upon exercise of the warrants issued with the Company preferred stock in the Private Placement and the shares of the Company's common stock that were issuable upon exercise of the Roth Warrant; provided, that, any such share shall cease to be a Registrable Security upon (A) sale pursuant to the registration statement or Rule 144 under the Securities Act, (B) such share becoming eligible for sale without restriction by the selling securityholder holding such security pursuant to Rule 144 under the Securities Act or (C) such share otherwise becoming eligible for sale without restriction pursuant to Section 4(1) of the Securities Act, provided that, any restrictive legend on any certificate or other instrument representing such shares has been removed or there has been delivered to the transfer agent for such shares irrevocable documentation (including any necessary legal opinion) to the effect that, upon submission by the applicable selling securityholder of the certificate or instrument representing such security, any such restrictive legend shall be removed.

The Company is also obligated to maintain the effectiveness of the registration statement until the earliest of (1) the first date on which all Registrable Securities covered by such registration statement have been sold, (2) the first date on which all Registrable Securities covered by such registration statement may be sold without restriction pursuant to Rule 144 or (3) the first date on which none of the securities included in the registration statement constitute Registrable Securities.

In addition, at any time beginning six months after the closing of the Private Placement at which the Company was required to register the shares issuable upon exercise of the warrants issued in the Private Placement, but such shares may not be freely sold to the public, the warrants may be "cashlessly" exercised by the holders thereof. In such circumstances, the warrant holders may "cashlessly" exercise the warrants by causing the Company to withhold a number of shares of its common stock otherwise issuable upon such exercise having a value, based upon the market price (such market price as defined in the purchase agreement for the Private Placement) of the Company's common stock, equal to the aggregate exercise price associated with such exercise. In other words, in such circumstances, the exercise of the Private Placement Warrants will occur without any cash being paid by the holders of the Private Placement Warrants to the Company. Because the shares issuable upon exercise of the Private Placement Warrants are currently available for resale pursuant to effective registration statements filed by the Company with the SEC, the Private Placement Warrants may not be "cashlessly" exercised at this time. The Roth Warrant contained a similar cashless exercise feature, except that the Roth Warrant was not "cashlessly" exercisable by its holder prior to the effectiveness of the Reverse Split.

In connection with the consummation of the Reverse Recapitalization, the Company also entered into a registration rights agreement with the former stockholders of The W Group, pursuant to which it agreed to provide to such persons certain piggyback registration rights with respect to shares of the Company's capital stock, including shares issuable upon exercise, conversion or exchange of securities, held by such persons at any time on or after the closing of the Reverse Recapitalization. The piggyback registration rights under this Registration Rights Agreement are subject to customary cutbacks and are junior to the piggyback registration rights granted to investors in the Private Placement and to Roth pursuant to the Registration Rights Agreement entered into in connection with the Private Placement.

The Company had a commitment to file a registration statement with the SEC as described above. If a registration statement was not filed with the SEC on or prior to the date which was 30 days after the closing date of the Private Placement, or if (1) a registration statement covering the Registrable Securities was not declared effective by the SEC prior to the earlier of (A) five business days after the SEC informed the Company that no review of such registration statement would be made or that the SEC had no further comments on such registration statement, or (B) the 120th day after the closing of the Private Placement, or (2) after a registration statement had been declared effective by the SEC, sales could not be made pursuant to such registration statement for any reason, but excluding any period for which the use of any prospectus included in a registration statement has been suspended if and so long as certain conditions exist (which period may not be for more than 20 consecutive days or for a total of more than 45 days in any 12-month period), then the Company would have been required to pay amounts representing liquidated damages to each of the investors. Specifically, in any such case the Company would have been required to pay each investor 1.5% of the aggregate amount invested by such investor for each 30-day period (or pro rata for any portion thereof) following the date by which such registration statement should have been filed with the SEC or been declared effective, or was unavailable, as applicable. Thus, liquidated damages to investors could have amounted to approximately $0.3 million every 30 days. The terms of the Registration Rights Agreement did not specify a maximum potential amount of liquidated damages and settlement alternatives were not provided. As the payment of liquidated damages did not appear probable at inception of the Private Placement, and remained so as of the date that any subsequent financial statements were issued, the Company did not record any contingent liability as an allocation of the gross proceeds from the Private Placement, nor subsequently, as an expense in accordance with ASC 450-20, Loss Contingencies. A registration statement covering the Registrable Securities was declared effective on August 26, 2011 by the SEC, which resolved the contingency regarding the registration statement being declared effective.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

15. Commitments and contingencies

The Registration Rights Agreement provided that the initial registration statement that the Company filed to cover Registrable Securities need not cover the shares of the Company's common stock that were not issuable upon conversion of the Company's preferred stock or exercise of the warrants issued in the Private Placement and to Roth Capital Partners prior to the Reverse Split if the Company was to determine (upon advice of counsel), or was to be advised by the SEC, that those shares may not be covered by that initial registration statement. Accordingly, the initial registration statement only covered the shares that were issuable upon conversion of the preferred stock prior to the Reverse Split (in other words, the shares that were issuable upon conversion of the preferred stock giving effect to the pre-Reverse Split limitation on conversion) and did not cover any of the shares issuable upon exercise of the warrants issued in the Private Placement or any of the shares that were issuable upon exercise of the warrants issued to Roth. Under the Registration Rights Agreement, upon the date which was two days after the Company's stockholders approved the Migratory Merger and the Reverse Split, the Company was obligated to file a registration statement covering all of the remaining shares that were issuable upon conversion of the preferred stock and all of the shares issuable upon exercise of the warrants issued in the Private Placement and all of the shares that were issuable upon exercise of the warrants issued to Roth. The Registration Rights Agreement provided that if a registration statement covering those initial shares was not filed with the SEC on or prior to the date which was five business days after the date which was two business days after the Company's stockholders approved the Migratory Merger and the Reverse Split or if (1) a registration statement covering those additional shares was not declared effective by the SEC prior to the earlier of (A) five business days after the SEC informed the Company that no review of such registration statement would be made or that the SEC had no further comments on such registration statement, or (B) the 120th day after the deadline for the Company's filing of that registration statement, or (2) after such registration statement has been declared effective by the SEC, sales cannot be made pursuant to such registration statement for any reason, but excluding any period for which the use of any prospectus included in a registration statement has been suspended if and so long as certain conditions exist (which period may not be for more than 20 consecutive days or for a total of more than 45 days in any 12-month period), then the Company is required to pay amounts representing liquidated damages to each of the investors, on the same basis as the liquidated damages the Company could have been required to pay in connection with the initial registration statement. A registration statement covering the remaining Registrable Securities was declared effective on September 13, 2011 by the SEC, which resolved the contingency regarding the registration statement being declared effective.

The Company is involved in various legal proceedings arising in the normal course of doing business. The Company is required to record a provision for a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated; however, the resolution of the legal proceedings in which the Company is involved, either individually or in the aggregate, is not expected to have a material effect on the Company's consolidated results of operations, financial condition or cash flows based upon a review of information currently available to the Company regarding the potential impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to any particular case.